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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       February 5, 2002 (February 4, 2002)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   ----------

                     ALLIED RISER COMMUNICATIONS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   ----------

        DELAWARE                     1-15425                    75-2789492
(STATE OF INCORPORATION)    (COMMISSION FILE NUMBER)          (IRS EMPLOYER
                                                          IDENTIFICATION NUMBER)

                                   ----------

            1700 PACIFIC AVENUE, SUITE 400, DALLAS, TEXAS 75201-4679 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                 (214) 210-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS.

     In a press release dated February 4, 2002, Cogent Communications Corporation, Inc. ("Cogent") announced that it had consummated its merger with Allied Riser Communications Corporation ("Allied Riser"). The press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits:

          Exhibit
          Number           Description

           99.1 Press Release announcing the consummation of the merger of Cogent and Allied Riser dated February 4, 2002 (attached hereto).




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ALLIED RISER COMMUNICATIONS CORPORATION


                                        By:   /s/ MICHAEL R. CARPER
                                             -----------------------------------
                                             Michael R. Carper
                                             Senior Vice President and
                                             General Counsel

Date: February 5, 2002






                                INDEX TO EXHIBITS



EXHIBIT NO.                  DESCRIPTION

99.1 Press Release announcing the consummation of the merger of Cogent and Allied Riser dated February 4, 2002 (attached hereto).





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